EXHIBIT 10.1

              LETTER AGREEMENT RE OPTION CLOSING
             ------------------------------------

                       December 12, 1995


Wright Runstad Properties, L.P.
c/o Wright Runstad & Company
1201 Third Avenue
Suite 2000
Seattle, Washington 98101
Attention:  Mr. Scott Price

Whalen & Firestone
1221 Second Avenue, Suite 410
Seattle, Washington 98101
Attention: Jerome D. Whalen, Esq.

          Re:  First Interstate Center
               Seattle, Washington
               ------------------------

Gentlemen:

          Please refer to the Letter Re Sale/Option and Partnership Amendment (the "AGREEMENT") dated as of May 15, 1994, by and between Carlyle Seattle Associates ("CARLYLE"), and 999 Third Avenue, Ltd. ("999 THIRD AVENUE"). The interest of 999 Third Avenue under the Agreement was assigned by 999 Third Avenue to Wright Runstad Properties, L.P., a Delaware limited partnership ("WR PROPERTIES") pursuant to an assignment dated as of November 30, 1994. All defined terms in this letter have the meaning set forth in the Agreement.

          This letter agreement shall be in lieu of the Option Exercise Notice required by Section 3.1 of the Agreement. WR Properties hereby exercises the Option. The Option Closing Date shall be December 15, 1995 and shall be accomplished through the mail with Whalen & Firestone acting as escrow agent ("ESCROW AGENT"). The Option Purchase Price shall be $21,350,000, and shall be deemed paid in full by the delivery by WR Properties to Escrow Agent on the Option Closing Date of the following documents: (1) the original Note, (2) UCC termination statements sufficient to terminate the Financing Statements attached hereto (the "UCC TERMINATION STATEMENTS"), and (3) a release by Teachers Insurance and Annuity Association in the form attached (collectively, the "RELEASES"). In addition, each of Carlyle, 999 Third Avenue, WR Properties and the Partnership shall duly execute and deliver to Escrow Agent on the Option Closing Date four original counterparts of the Second Assignment and Assumption, which shall be in the form of Exhibit "A" attached hereto and made a part hereof.


          The sole conditions of the closing of the Option shall be
(1) Escrow Agent's receipt of the following documents (collectively, the "DOCUMENTS") on the Option Closing Date, and (2) Escrow Agent being unconditionally and irrevocably prepared to deliver the Documents in accordance with this letter agreement (and Escrow Agent shall not deliver any of the Documents until it is prepared to deliver all of the Documents in accordance with this letter agreement):

          (a)  The original Note;

          (b)  The UCC Termination Statements;

          (c)  The Releases; and

          (d)  Four fully executed originals of the Second
Assignment and Assumption.

          If Escrow Agent receives all of the Documents on the Closing Date, then Escrow Agent shall immediately deliver to Carlyle and WR Properties a written confirmation of such satisfaction (which confirmation shall evidence its agreement to immediately take or cause to be taken the actions hereinafter specified), and thereafter Escrow Agent shall immediately:

          (1) Deliver the original Note (marked "cancelled"), the UCC Termination Statements, the Releases and two fully executed originals of the Second Assignment and Assumption to Carlyle, c/o Pircher, Nichols & Meeks, 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067, Attention: Randall C. Single, Esq.

          (2) Deliver two fully executed originals each of the Second Assignment and Assumption to WP Properties, c/o Wright
Runstad & Company, 1201 Third Avenue, Suite 2000, Seattle,
Washington 98101, Attention:  Mr. Scott Price.

          All closing costs incurred by Escrow Agent in carrying out its duties under this letter agreement are to be billed to WR
Properties.

          If the conditions to the closing of the Option are not satisfied on or before the Option Closing Date, then, unless Escrow Agent receives written instructions to the contrary executed by Carlyle and WR Properties within three days of the Option Closing
Date: (i) the instructions to Escrow Agent set forth in this letter agreement shall be deemed canceled, (ii) Escrow Agent shall immediately return each of the Documents (or counterparts thereof) to the depositing party, and (iii) the Option shall terminate and shall be of no further force or effect.

          Escrow Agent is acting solely as escrow closing agent, and shall be liable solely for its failure to comply with the terms of this letter agreement.

          Please execute this letter agreement where indicated below in order to evidence your agreement to the terms of this letter agreement.

          This letter agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter agreement.

                         Very truly yours,

                         CARLYLE:

                         CARLYLE SEATTLE ASSOCIATES,
                         a general partnership

                         By:  CARLYLE REAL ESTATE LIMITED
                              PARTNERSHIP-XII,
                              a limited partnership,
                              General Partner

                              By:  JMB REALTY CORPORATION,
                                   a Delaware corporation,
                                   General Partner

                              By:
                              Name:
                              Title:

                         By:  CARLYLE REAL ESTATE LIMITED
                              PARTNERSHIP-X,
                              a limited partnership,
                              General Partner

                         By:  JMB REALTY CORPORATION,
                              a Delaware corporation,
                              General Partner

                              By:
                              Name:
                              Title:


ACCEPTED AND AGREED TO
AS OF THE DATE FIRST
ABOVE WRITTEN

WR PROPERTIES:

WRIGHT RUNSTAD PROPERTIES L.P.,
a Delaware limited partnership

By:  WRIGHT RUNSTAD ASSET MANAGEMENT L.P.
     a Washington limited partnership,
     General Partner

     By:  WRAM, INC.,
          a Washington corporation,
          General Partner

          By:___________________________________
          Name:_________________________________
          Title:________________________________

JOINDER


     The undersigned has executed this letter agreement solely to evidence its agreement to serve as Escrow Agent and comply with the escrow instructions set forth herein.

                         WHALEN & FIRESTONE,

                         By:___________________________________
                         Name:_________________________________
                         Title:________________________________


Exhibit "A"

FORM OF SECOND ASSIGNMENT AND ASSUMPTION


[SEE ATTACHED]